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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         October 29, 1999
                                                 -------------------------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


   California                       0-20803                    74-2644120
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 (State or other                  (Commission                (I.R.S. Employer
  jurisdiction                    File Number)              Identification No.)
of incorporation)


            1122 Capital of Texas Highway South, Austin, Texas 78746
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code        (512) 328-1112
                                                   -----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

        Attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated October 29, 1999 which is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) EXHIBITS

              99.1           Press release dated October 29, 1999.



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               IXC Communications, Inc.


Dated: November 2, 1999                        By: /s/ JEFFREY C. SMITH
                                                   -----------------------------
                                                   Jeffrey C. Smith
                                                   Senior Vice President,
                                                   Chief Administrative Officer,
                                                   General Counsel and Secretary


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                                 EXHIBIT INDEX


      Exhibit
      Number              Description
      -------             -----------
       99.1               Press release dated October 29, 1999.